UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE WESTERN UNION COMPANY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

COMPANY #

THE WESTERN UNION COMPANY
ANNUAL MEETING OF STOCKHOLDERS
May 23, 2012
8:00 a.m.
505 Fifth Avenue, 7th Floor
New York, NY 10017

Directions to be able to attend The Western Union Company Annual Meeting and vote in person are available on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 23, 2012.

Notice is hereby given that the Annual Meeting of Stockholders of The Western Union Company will be held at 505 Fifth Avenue, 7th Floor, New York, NY 10017 on May 23, 2012 at 8:00 a.m.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.ematerials.com/wu.

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 9, 2012 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

COMPANY PROPOSALS.

The Board of Directors recommends that you vote FOR each of the following proposals:

Election of Directors:

1.	Richard A. Goodman
2.	Roberto G. Mendoza
3.	Michael A. Miles, Jr.

Other Matters:

4.	Amendments to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Classification of the Board of Directors
5.	Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2012
6.	Advisory Vote on Executive Compensation
7.	Approval of Material Terms of the Expanded Performance Measures Under the Company’s 2006 Long-Term Incentive Plan

STOCKHOLDER PROPOSALS.

The Board of Directors recommends that you vote AGAINST the following stockholder proposals:

8.	Stockholder Proposal Regarding Stockholder Proxy Access
9.	Stockholder Proposal Regarding an Advisory Vote on Political Contributions

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.eproxy.com/wu

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 22, 2012.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/wu. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “wu Materials Request” in the subject line.

The email must include:

•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.
•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•	If you choose email delivery you must include the email address.
•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

Directions to be able to attend the Annual Meeting

The Annual Meeting will be held at 505 Fifth Avenue, 7th Floor, New York, NY 10017, located on the northeast corner of 5th Avenue and 42nd Street in New York City, New York. To gain admission, you will need to show that you are a stockholder of the Company. All stockholders will be required to show valid, government-issued, picture identification or an employee badge issued by the Company. If your shares are registered in your name, your name will be compared to the list of registered stockholders to verify your share ownership. If your shares are in the name of your broker or bank, you will need to bring evidence of your share ownership, such as your most recent brokerage account statement or a legal proxy from your broker. If you do not have valid picture identification and proof that you own Company shares, you will not be admitted to the Annual Meeting. All packages and bags are subject to inspection. Please note that the registration desk will open at 7:30 a.m. Please arrive in advance of the start of the meeting to allow time for identity verification.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 23, 2012

Meeting Information
THE WESTERN UNION COMPANY	Meeting Type:	Annual Meeting
	For holders as of:	March 26, 2012
	Date: May 23, 2012	Time: 8:00 AM EDT
Location: 505 Fifth Avenue, 7th Floor
New York, NY 10017

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report            2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow  è   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  è    (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 09, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  è    available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends you vote FOR the following proposal (s):
1.	Election of Directors
Nominees
1a	Richard A. Goodman

1b	Roberto G. Mendoza

1c	Michael A. Miles, Jr.

The Board of Directors recommends you vote FOR the following proposal (s):

2	Amendments to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Classification of Board of Directors

3	Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2012

4	Advisory Vote on Executive Compensation

5	Approval of Material Terms of the Expanded Performance Measures Available under the Company’s 2006 Long-Term Incentive Plan

The Board of Directors recommends you vote AGAINST the following proposal (s):

6	Stockholder Proposal regarding Stockholder Proxy Access

7	Stockholder Proposal regarding an Advisory Vote on Political Contributions

Voting items Continued

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions